UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (Date of Earliest Event Reported): February 10, 2006

Granite Broadcasting Corporation

(Exact name of registrant as specified in its charter)

Commission File No. 0-19728

Delaware	13-3458782
(State or other Jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

767 Third Avenue, 34th Floor

New York, New York 10017

(212) 826-2530

(Address, including Zip Code, and Telephone Number,
including Area Code of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 14, 2006, Granite Broadcasting Corporation (“Granite”) entered into an amendment (the “KBWB Amendment”) to the Purchase and Sale Agreement, dated as of September 8, 2005 (the “KBWB Purchase and Sale Agreement”), among AM Broadcasting KBWB, Inc. (“KBWB Buyer”), Granite, KBWB, Inc. and KBWB License, Inc.  Under the KBWB Purchase and Sale Agreement, the KBWB Buyer agreed to acquire from Granite substantially all of the assets of KBWB-TV, the WB affiliate serving the San Francisco, California television market.  On January 24, 2006, the WB Network announced that it will cease operations in September 2006.  The KBWB Buyer has advised Granite that as a result thereof, the KBWB Buyer will not be able to proceed with the transaction as contemplated.  While there may be further discussions between Granite and the KBWB Buyer about the transaction, Granite is actively engaging in dialogue with other potential buyers because Granite does not presently have an agreement in principle with the KBWB Buyer with respect to KBWB-TV.  Pursuant to the KBWB Amendment (i) Section 6.2 of the KBWB Purchase and Sale Agreement, a no shop provision, is deleted in its entirety and (ii) the KBWB Buyer and Granite shall each have the right to terminate the KBWB Purchase and Sale Agreement, at any time, by providing written notice to the other party with no liability or obligation to such other party.

On February 14, 2006, Granite also entered into an amendment (the “WDWB Amendment”) to the Purchase and Sale Agreement, dated as of September 8, 2005 (the “WDWB Purchase and Sale Agreement”), among AM Broadcasting WDWB, Inc. (“WDWB Buyer”), Granite, WXON, Inc. and WXON License, Inc.  Under the WDWB Purchase and Sale Agreement, the WDWB Buyer agreed to acquire from Granite substantially all of the assets of WDWB-TV, the WB affiliate serving the Detroit, Michigan television market.  The WDWB Buyer has advised Granite that as a result of the WB Network announcement, the WDWB Buyer will not be able to proceed with the transaction as contemplated.  While there may be further discussions between Granite and the WDWB Buyer about the transaction, Granite is actively engaging in dialogue with other potential buyers because Granite does not presently have an agreement in principle with the WDWB Buyer with respect to WDWB-TV.  Pursuant to the WDWB Amendment (i) Section 6.2 of the WDWB Purchase and Sale Agreement, a no shop provision, is deleted in its entirety and (ii) the WDWB Buyer and Granite shall each have the right to terminate the WDWB Purchase and Sale Agreement, at any time, by providing written notice to the other party with no liability or obligation to such other party.

The KBWB Amendment and the WDWB Amendment are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K. The KBWB Purchase and Sale Agreement and the WDWB Purchase and Sale Agreement were filed as Exhibits 2.1 and 2.2, respectively, to Granite’s Current Report on Form 8-K filed on September 9, 2005.  The descriptions of the KBWB Amendment, the WDWB Amendment, the KBWB Purchase and Sale Agreement and the WDWB Purchase and Sale Agreement contained herein are qualified in their entirety by reference to copies of such agreements filed as exhibits with the Securities and Exchange Commission and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The form of Security Agreement and form of Mortgage with respect to the Indenture governing Granite’s 9-3/4% Senior Secured Notes due 2010 are filed as Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01. Other Events.

On February 10, 2006, in accordance with the terms of the credit agreement that financed the acquisition by Malara Broadcast Group, Inc. (“Malara”) of WPTA-TV, Fort Wayne, Indiana and KDLH-TV, Duluth, Minnesota (the “Malara Senior Credit Facility”), the letter of credit issued in March 2005 to support the $23.5 million Term A Loans was drawn upon in satisfaction of Malara’s obligations to such lenders under the Malara Term Loan A following non-renewal of the letter of credit.

Granite paid its reimbursement obligation to the letter of credit issuer on February 10, 2006, using U.S. government securities which had been pledged in support of such obligation.

Under a Reimbursement Agreement, dated as of March 8, 2005 (the “Reimbursement Agreement”), among Granite, Malara and certain of Malara’s subsidiaries (the “Malara Borrowers”), the Malara Borrowers agreed to repay Granite any amounts drawn on the letter of credit plus interest at a rate of 8% per annum.  Granite reduced to $16.6 million the amount due from the Malara Borrowers to Granite under the Reimbursement Agreement.

The Reimbursement Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K.  The Malara Senior Credit Facility was filed as Exhibit 4.1 to Granite’s Current Report on Form 8-K filed on March 11, 2005.  The descriptions of the Reimbursement Agreement and the Malara Senior Credit Facility contained herein are qualified in their entirety by reference to copies of such agreements filed as exhibits with the Securities and Exchange Commission and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description of Exhibit

10.1	Amendment to Purchase and Sale Agreement, dated as of February 14, 2006, by and among AM Broadcasting KBWB, Inc., Granite Broadcasting Corporation, KBWB, Inc, and KBWB License, Inc.

10.2	Amendment to Purchase and Sale Agreement, dated as of February 14, 2006, by and among AM Broadcasting WDWB, Inc., Granite Broadcasting Corporation, WXON, Inc, and WXON License, Inc.

10.3	Form of Security Agreement among Granite Broadcasting Corporation, the Guarantors party thereto and The Bank of New York

10.4	Form of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, in favor of The Bank of New York, in its capacity as Collateral Agent and Trustee pursuant to the Indenture

10.5

Reimbursement and Refinancing Agreement, dated as of March 8, 2005, among Malara Broadcast Group of Duluth LLC, Malara Broadcast Group of Duluth Licensee LLC, Malara Broadcast Group of Fort Wayne LLC, Malara Broadcast Group of Fort Wayne Licensee LLC and Granite Broadcasting Corporation

99	Granite Broadcasting Corporation Press Release dated February 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE BROADCASTING CORPORATION

Dated: February 21, 2006	By:	/s/ Lawrence I. Wills
Lawrence I. Wills
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Purchase and Sale Agreement, dated as of February 14, 2006, by and among AM Broadcasting KBWB, Inc., Granite Broadcasting Corporation, KBWB, Inc, and KBWB License, Inc.

10.2	Amendment to Purchase and Sale Agreement, dated as of February 14, 2006, by and among AM Broadcasting WDWB, Inc., Granite Broadcasting Corporation, WXON, Inc, and WXON License, Inc.

10.3	Form of Security Agreement among Granite Broadcasting Corporation, the Guarantors party thereto and The Bank of New York

10.4	Form of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, in favor of The Bank of New York, in its capacity as Collateral Agent and Trustee pursuant to the Indenture

10.5

Reimbursement and Refinancing Agreement, dated as of March 8, 2005, among Malara Broadcast Group of Duluth LLC, Malara Broadcast Group of Duluth Licensee LLC, Malara Broadcast Group of Fort Wayne LLC, Malara Broadcast Group of Fort Wayne Licensee LLC and Granite Broadcasting Corporation

99	Granite Broadcasting Corporation Press Release dated February 15, 2006